EXHIBIT 32.1
Panhandle Royalty Company
5400 North Grand Blvd. Suite #305
Oklahoma City, OK 73112
CERTIFICATION OF CHIEF FINANCIAL OFFICER
REGARDING PERIODIC REPORT CONTAINING
FINANCIAL STATEMENTS
I, Michael C. Coffman, Chief Financial Officer of Panhandle Royalty Company, (the “Issuer”), in compliance with 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, hereby certify in connection with the Issuer’s Quarterly Report on Form 10-Q for the period that ended March 31, 2006 as filed with the Securities and Exchange Commission (the “Report”) that:
(1)	The Report fully complies with the requirements of Section 13(a) of the Securities Exchange Act of 1934; and

(2)	The information contained in this Report fairly presents, in all material respects, the financial condition and results of operations of the Issuer.

/s/ Michael C. Coffman

Michael C. Coffman
President &
Chief Financial Officer
May 5, 2006

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